FIRST AMENDMENT TO AMENDED AND RESTATED
                PARTNERSHIP AGREEMENT OF TRADING COVE ASSOCIATES
--------------------------------------------------------------------------------

     THIS FIRST AMENDMENT TO AMENDED AND RESTATED PARTNERSHIP AGREEMENT OF TRADING COVE ASSOCIATES ("Amendment") effective as of the Effective Date, as hereinafter defined, is made by and among (i) SUN COVE, LTD., a Connecticut corporation ("Sun"), as the existing partner, (ii) SLAVIK SUITES, INC., a Michigan corporation ("Slavik"), RJH DEVELOPMENT CORP., a New York corporation ("RJH"), and LMW INVESTMENTS, INC., a Connecticut corporation ("LMW"), as the withdrawing partners, and (iii) WATERFORD GAMING, L.L.C., a Delaware limited liability company ("Waterford Gaming"), as the incoming partner.

                                    RECITALS:

     A. RJH, Slavik, LMW and Leisure Resort Technology, Inc., a Connecticut corporation ("Leisure"), as partners (collectively, the "Original Partners"), were parties to a partnership agreement dated July 23, 1993, as amended by that certain First Amendment to Partnership Agreement of Trading Cove Associates dated effective March 24, 1 994 (as amended, the "Original Partnership Agreement"), pursuant to which the Original Partners formed Trading Cove Associates, a Connecticut general partnership (the "Partnership").

     B. On September 21, 1994, the Original Partnership Agreement was amended and restated by that certain Amended and Restated Partnership Agreement of Trading Cove Associates (as amended and restated to date the "Partnership Agreement") pursuant to which, among other things, Sun was admitted as a partner of the Partnership.

     C. On February 3, 1995, Leisure withdrew as a partner of the Partnership and its interest was allocated, pro rata, to Slavik, RJH and LMW.

     D. RJH Development Corp. and Waterford Hotel Group, Inc. are parties to that certain Agreement for Purchase and Sale of Partnership Interest dated September 12, 1996, as assigned to Waterford Gaming pursuant to which Waterford agreed to acquire the Partnership Interest of RJH in the Partnership and as of the Effective Date hereof, Slavik and LMW will each be assigning and contributing its Partnership Interest in the Partnership to Waterford Gaming.

     E. The parties desire to amend the Partnership Agreement in order to (i) admit Waterford Gaming as a partner of the Partnership, (ii) acknowledge the withdrawal of Slavik, LMW and RJH and (iii) amend certain other portions of the Partnership Agreement, all to be effective as of the Effective Date.

     Accordingly, it is agreed as follows:

     1.   Capitalized Terms:

     Each capitalized term used, but not defined, in this Amendment has the meaning ascribed to such term in the Partnership Agreement.

     2.   Admission of Waterford Gaming and Withdrawal of RJH, Slavik and LMW:

          (a) Effective as of the Effective Date, RJH, Slavik and LMW hereby withdraw as Partners of the Partnership and the parties consent to the admission of Waterford Gaming as a Partner of the Partnership and, effective as of the Effective Date, Waterford Gaming is hereby admitted as a Partner of the Partnership.

          (b) Effective as of the Effective Date, Waterford Gaming (i) accepts the assignment and admission as a Partner of the Partnership, (ii) assumes and agrees to perform the obligations of the assignor Partners to the Partnership in respect of the Partnership Interest assigned to it by the assignor Partners,
(iii) agrees to be bound by, and to perform the provisions of, the Partnership Agreement in respect of the Partnership Interest assigned to it by the assignor Partners, and (iv) shall have all of the rights and privileges of any of the assignor Partners or of the Original Partners, or of RJH under the Partnership Agreement.

     3.   Definitions:

     All references in the Partnership Agreement to the term "Original Partners" shall be deemed to mean Waterford Gaming; all references in Partnership Agreement to the term "Original Partners Managing Partners" shall be deemed to mean Waterford Gaming; all references in the Partnership Agreement to the term "Designated Representatives of the Original Partners" shall be deemed to mean Len Wolman and Section 4.04(b) is amended accordingly; and all references in the Partnership Agreement to the term "Majority of the Original Partners" shall be deemed to mean Waterford Gaming. All references to the term "Majority of the Remaining Original Partners" or "Remaining Original Partners" refer to Waterford Gaming regardless of whether Waterford Gaming would also be a Disabled Party; and all references to the Original Partners Group shall mean Waterford Gaming and all references to the Tax Matters Partner shall mean Waterford Gaming and
Section 5.05 is hereby amended accordingly.


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

     4.   Purposes:

     Section 1.03 a.(ii) is hereby deleted; and except with respect to the provisions of Section 4.05 c., and all references in the Partnership Agreement to the term, "Alternative Facility" or "Alternative Facilities" and provisions relating thereto are hereby deleted.

     5.   Deletion of Certain Provisions:

     The following provisions are hereby deleted from the Partnership Agreement:

          (i)       Section 2.07 b;

          (ii)      Section 2.09 b (1), (2) and (3);

          (iii)     Section 4.01 (a)(4)

          (iv)      Section 4.02;

          (v)       Section 4.04 c.;

          (vi)      Section 4.05 d;

          (vii)     Section 4.09; and

          (viii)    Section 6.04.

     6.   Capital Contributions and Related Matters:

     Section 2.03 shall be amended by adding, before the words "any Partner may, but shall not be obligated to," the words "with the consent of the other Partners."

     7.   Distribution of Excess Cash:

          (a) The introductory sentence to Section 3.03 a. is hereby deleted and replaced with the following:

          "The Managing Partners shall, from time to time (but no less often than monthly), determine whether the Partnership has Excess Cash, as defined in Section 3.03 b. hereof, and whenever the Partnership has Excess Cash, the Managing Partners shall cause the Excess Cash to be paid:"


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

          (b) The last sentence of Section 3.03a is hereby deleted and the words "other than Additional Reserves" are hereby deleted from clause (iii) of
Section 3.03 b.

          (c) Section 3.03 d. is hereby added to the Partnership Agreement as follows:

          "d. Notwithstanding anything in Section 3.03 a. to the contrary, the Partners acknowledge that the priority of distributions are subject to that certain Omnibus Financing Agreement dated as of September 21, 1995 and as amended from time to time between the Partnership and Sun International Hotels Limited."

     8.   Other Activities:

     Section 4.05 c. is hereby amended by adding The following at the end of the paragraph:

          "In the event that the Partners determine to pursue additional gaming activities pursuant to this Section 4.05 c., it is acknowledged and agreed that such venture will not be pursued through the Partnership, but will be pursued through a new entity, which entity, unless otherwise agreed, shall be formed with (i) Sun or an entity affiliated with Sun and (ii) the members of Waterford Gaming or entities affiliated with the members of Waterford Gaming."

     9.   Management Services Fee:

     Section 4.08 a. is hereby deleted and replaced with the following:

          a. "Waterford Gaming, Slavik, LMW and Sun (collectively, "Management Agents") shall perform certain of the services that the Partnership is required to provide pursuant to the Management Agreements. The Management Agents shall perform supervisory duties with respect to how management duties, responsibilities and functions will be carried out with respect to the day-to-day operations of the Facility in conformance with the Management Agreements and to the extent directed by the Partnership. The Management Agents shall be entitled to compensation therefor as set forth below. The existing


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

          Management Services Agreement dated February 6, 1995, by and between the Partnership and Sun-Waterford, a Connecticut general partnership, shall be terminated, and a new Management Services Agreement (which will replace the terminated Management Services Agreement) incorporating the terms set forth in this Section 4.08 a. shall be executed by the Management Agents and the Partnership.

          b. Pursuant to such new Management Services Agreement, the Management Agents shall make available to the Partnership adequate supervisory personnel who will provide consultation services to the Partnership to assist the Partnership in the supervision of the day-to- day operation of the Facility.

          c. In consideration of the services rendered by the Management Agents, the Partnership shall pay an annual on-going fee of 1% of the gross revenues of the Facility, but not greater than 25% of the Excess Cash plus the Organizational and Administrative Fee and the Marketing and Casino Operations Fee, payable on a monthly basis (the "Management Services Fee"), as follows:

               (-A-) To Sun, LMW and Slavik, the first $2,000,000 of the annual Management Services Fee to allow for the expenses of the Management Agents payable on a monthly basis; and

               (-B-) All amounts of the annual Management Services Fee in excess of $2,000,000, shall be distributed as follows:

                    (i) If the Facility's operating income plus depreciation, amortization and other non-cash charges ("EBITDA") is equal to or less than $200,000,000 in any fiscal year of the Facility, then (-a-) 50% to Sun and (-b-) 50% to Waterford Gaming;

                    (ii) If the Facility's EBITDA is greater than $200,000,000 but not more than


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

                    $225,000,000 in any fiscal year of the Facility, then, (i) 50% to Sun, (ii) the first $500,000 of the remaining 50% to Slavik and LMW, and (iii) the balance, to Waterford Gaming; or

                    (iii) If the Facility's EBITDA is greater than $225,000,000 in any fiscal year of the Facility, then, (i) 50% to Sun,
                    (ii) the first $1,000,000 of the remaining 50% to Slavik and LMW, and (iii) the balance, to Waterford Gaming.

     10.  Insolvency of a Partner:

     Section 6.08 a is hereby deleted and the following shall be substituted:

     "If a Partner shall become an Insolvent Partner, then such Partner shall withdraw from the Partnership and such Partner's Partnership Interest shall be converted into a Beneficial Interest, as defined below, to receive distributions and other payments as it would have received otherwise, but such Partner shall (i) not have any right to participate in the management of, or the supervision of, the Partnership or the Facility, (ii) withdraw as a Managing Partner, and (iii) not have any right to vote or consent on any matters concerning the Partnership or this Agreement, except that no amendment or waiver to the terms of this Agreement or any other agreement to which such Partner was a party that would reduce the amount of distributions or payments made to such Partner may be made without such Partner's consent."

     11.  Regulatory Withdrawal:

     Section 6.11 is hereby added to the Partnership Agreement as follows:

     "6.11     Regulatory Withdrawal:

     If any Partner, or any Person, as defined below, with a direct or indirect beneficial interest in a Partner that the gaming regulatory authorities of the United States or the State of Connecticut with jurisdiction over the Facility or the Management Agreements (the "Regulatory Authorities")


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

     determine needs to be qualified in order to hold such interest (an "Applicable Person"), is found not to be qualified by the Regulatory Authorities and such finding is final and non-appealable (a "Disqualifying Event"), the following provisions shall apply:

     a. If the Disqualifying Event applies to a Partner, such Partner (the "Disqualified Partner") shall automatically be deemed to have withdrawn from the Partnership as a partner as of the date of the Disqualifying Event. In such event, the Disqualified Partner's Percentage Interest shall be deemed to have been automatically assigned to the remaining Partner, or its designee. Under such circumstances, the Disqualified Partner shall be deemed to have received a fifty (50%) per cent Beneficial Interest in the Partnership. As used herein, the term "Beneficial Interest" shall mean a Partner's interest in Profits, Loss and Excess Cash and all fees otherwise payable to such Disqualified Partner or any of its Affiliates; and the term "Person" shall mean any natural person, corporation, trust, partnership, limited partnership, limited liability company or other form of entity; provided, however, the term "Person" shall not include Leisure. The Disqualified Partner shall be deemed to have appointed the remaining Partner, or its designee, with full power of substitution, its true and lawful attorney-in-fact, in its name and on its behalf, to execute any and all documents necessary to effectuate the provisions of this Section 6.11 a. The foregoing power of attorney is a special power of attorney, is coupled with an interest, is irrevocable and shall survive the withdrawal of the Partner as contemplated hereby. Each Partner shall take such actions as are necessary to effectuate the foregoing. In the event the Regulatory Authorities do not allow the Disqualified Partner to continue to hold the Beneficial Interest described above, the Disqualified Partner must sell its Beneficial Interest within 90 days from notice from such Regulatory Agency that the Disqualified Partner is not allowed to hold a Beneficial Interest in the Partnership; provided, however, the other Partner shall have a right of first refusal with respect to such sale which right must be


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

          exercised within ten (10) days after the delivery of a notice to the other Partner of such proposed sale, which notice shall contain a copy of the purchase offer. In the event that the Disqualified Partner does not sell its interest within such 90 day period, the Beneficial Interest of the Disqualified Partner will be transferred in trust to the other Partner and the other Partner, as trustee, shall diligently pursue the sale of such Beneficial Interest for the benefit of the Disqualified Partner.

     b. If the Disqualifying Event applies to an Applicable Person (the "Disqualified Party"), the Partner in which such Disqualified Party holds an interest, either directly or indirectly, shall cause such Disqualified Party to withdraw or be removed from such Partner as of the date of the Disqualifying Event. If the Partner in which the Disqualified Party holds such interest (either directly or indirectly) fails to act in a timely manner under this subparagraph 6.11 b. so that the withdrawal or revocation of the Partnership's license or other authority to manage the Facility is effective, the Partner in which the Affected Party holds or held its interest shall be deemed a Disqualified Partner and the provisions of Section 6.11 a. hereof shall immediately apply.

     c. In the event that any Regulatory Authority takes any action that materially and adversely affects the Partnership or the Facility
          (an "Administrative Action") as a result of a preliminary determination that a Partner or an Applicable Person is not qualified, the Partner subject to such preliminary determination shall take all reasonable actions to cause such Administrative Action to be stayed or otherwise result in the Partnership or the Facility no longer being materially and adversely affected pending a final and non-appealable determination.

     d. Notwithstanding anything in Section 6.11 (a) or (b) to the contrary, provided the Beneficial Interest has not been sold by the other Partner pursuant to Section 6.11 (a) above, in the event subsequent to the date on which the Disqualifying Event occurs or


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

          the date on which the Beneficial Interest of a Disqualified Partner is assigned to the other Partner pursuant to Section 6.11 (a) the Disqualified Partner is able to cure the Disqualifying Event, such that such Disqualified Partner becomes qualified by the Regulatory Authorities, such Disqualified Partner shall be reinstated as a Partner of the Partnership with the interest such Partner had prior to the Disqualifying Event.

     e. No amendment or waiver to the terms of this Agreement or any other agreement to which the Disqualified Partner was a party that would reduce the amount of distributions or payments to such Disqualified Partner may be made without the Disqualified Partner's consent so long as the Disqualified Partner has any interest in the Beneficial Interest, including while such interest is held by the other Partner in trust.

     12.  Notice:

     Paragraph 9.01 is amended by deleting the notice provisions for the Partnership or the Original Partners and replacing it with the following:

          "If to the Partnership or Waterford Gaming:

          LMW Investments, Inc.
          914 Hartford Turnpike
          P.O. Box 715
          Waterford, Connecticut 06385
          Attention: Len Wolman
          Telecopy No.: (203) 437-7752

          With a copy to:

          Slavik Suites, Inc.
          32605 West 1 2 Mile Road, Suite 350
          Farmington Hills, Michigan 48334
          Attention: Del J. Lauria
          Telecopy No.: (810) 438-5543


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

          With a copy to:

          Honigman Miller Schwartz and Cohn
          2290 First National Building
          Detroit, Michigan 48226
          Attention: Sheldon P. Winkelman, Esq.
          Telecopy No.: (313) 962-0176"

     13.  Exhibit A

     Exhibit A to the Partnership Agreement is replaced with the Exhibit A attached hereto.

     14. Effective Date: The Effective Date of this Agreement shall be the date on which:

          (a) Waterford shall have successfully completed a debt offering to finance the transactions referred to in Recital D hereof; and

          (b) Waterford owns the entire Original Partners' Percentage Interest in the Partnership and by itself is the Original Partner within the meaning of the Original Partnership Agreement as then amended and in effect.

     15.  Additional Cooperation

     Sun covenants that it shall cooperate with Waterford Gaming in obtaining any approvals required for Waterford Gaming to participate as a Partner of the Partnership or a manager of the Facility, including, without limitation, all licensing approvals and tribal authority approvals.

     16.  Continuation of Partnership Agreement:

     The Partnership Agreement, as amended by this Amendment, shall continue in full force and effect and is hereby ratified, confirmed and approved.

     17.  Counterparts

     This Amendment may be executed in any number of counterparts, each of which shall, for all purposes, constitute an original and all of which, taken together, shall constitute one and the same agreement.


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

     IN WITNESS WHEREOF, the undersigned have executed this First Amendment effective as of the date and year as provided above.


                                   SUN COVE, LTD., a Connecticut corporation


                                   By:  /s/ Howard Kerzner
                                        ---------------------------------
                                        Its: President
                                             ----------------------------
Date:                                                  "SUN"
     ----------------

                                   INCOMING PARTNER

                                   WATERFORD GAMING, L.L.C., a Delaware
                                   limited liability company

                                   By:  Slavik Suites, Inc.
                                        Its: Member

                                   By:
                                        ---------------------------------
                                        Its: Executive Vice President
                                             ----------------------------
Date:
     ----------------


                                   By:  LMW INVESTMENTS, INC.,
                                        a Connecticut corporation
                                        Its: Member

                                   By:
                                        ---------------------------------
                                        Its:
                                             ----------------------------
Date:                                             "WATERFORD GAMING"
     ----------------


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

     IN WITNESS WHEREOF, the undersigned have executed this First Amendment effective as of the date and year as provided above.


                                   SUN COVE, LTD., a Connecticut corporation


                                   By:
                                        ---------------------------------
                                        Its:
                                             ----------------------------
Date:                                                  "SUN"
     ----------------

                                   INCOMING PARTNER

                                   WATERFORD GAMING, L.L.C., a Delaware
                                   limited liability company

                                   By:  Slavik Suites, Inc.
                                        Its: Member

                                   By:  /s/ Del J. Lauria
                                        ---------------------------------
                                        Its: Executive Vice President
                                             ----------------------------
Date: 10/22/96
     ----------------


                                   By:  LMW INVESTMENTS, INC.,
                                        a Connecticut corporation
                                        Its: Member

                                   By:
                                        ---------------------------------
                                        Its:
                                             ----------------------------
Date:                                             "WATERFORD GAMING"
     ----------------


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

     IN WITNESS WHEREOF, the undersigned have executed this First Amendment effective as of the date and year as provided above.


                                   SUN COVE, LTD., a Connecticut corporation


                                   By:
                                        ---------------------------------
                                        Its:
                                             ----------------------------
Date:                                                  "SUN"
     ----------------

                                   INCOMING PARTNER

                                   WATERFORD GAMING, L.L.C., a Delaware
                                   limited liability company

                                   By:  Slavik Suites, Inc.
                                        Its: Member

                                   By:
                                        ---------------------------------
                                        Its:
                                             ----------------------------
Date:
     ----------------


                                   By:  LMW INVESTMENTS, INC.,
                                        a Connecticut corporation
                                        Its: Member

                                   By:  /s/ Len Wolman
                                        ---------------------------------
                                        Its: President
                                             ----------------------------
Date:                                             "WATERFORD GAMING"
     ----------------


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

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                                   WITHDRAWING PARTNERS:

                                   RJH DEVELOPMENT CORP., a New York
                                   corporation

                                   By:  /s/ Richard J. Hertz
                                        ---------------------------------
                                        Its: President
                                             ----------------------------
Date:                                             "RJH"
     ----------------


                                   SLAVIK SUITES, INC., a Michigan corporation

                                   By:
                                        ---------------------------------
                                        Its:
                                             ----------------------------
Date:                                             "SLAVIK"
     ----------------


                                   LMW INVESTMENTS, INC., a Connecticut
                                   corporation

                                   By:  /s/ Len Wolman
                                        ---------------------------------
                                        Its: President
                                             ----------------------------
Date:                                             "LMW"
     ----------------


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

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                                   WITHDRAWING PARTNERS:

                                   RJH DEVELOPMENT CORP., a New York
                                   corporation

                                   By:
                                        ---------------------------------
                                        Its:
                                             ----------------------------
Date:                                             "RJH"
     ----------------


                                   SLAVIK SUITES, INC., a Michigan corporation

                                   By:  /s/ Del J. Lauria
                                        ---------------------------------
                                        Its: EXECUTIVE VICE PRESIDENT
                                             ----------------------------
Date: 10/22/96                                    "SLAVIK"
     ----------------


                                   LMW INVESTMENTS, INC., a Connecticut
                                   corporation

                                   By:
                                        ---------------------------------
                                        Its:
                                             ----------------------------
Date:                                             "LMW"
     ----------------


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